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EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global Diversified Industries, Inc.(the "Company") on Form 10-KSB for the period ending April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, Phil Hamilton, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                               /S/ PHIL HAMILTON
                                               -----------------
                                                 Phil Hamilton

Chief Executive Officer
August 16, 2004